December 31, 2009

Dear Valued Customer,

Market events over the calendar year of 2009 may have caused investors to re-examine how their retirement funds are invested.  Previous assumptions about asset allocation, diversification and the appropriate levels of risks in portfolios are being challenged.

Now may be a good time to visit with your registered representative to ensure your portfolio is diversified. A checklist of top issues to discuss with your registered representative are; time horizon, risk tolerance and the tax implications of recent financial activity.

Inside this book you will find semi-annual reports dated December 31, 2009, for the 41 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 114 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman of the Board

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services Inc.

3520 Broadway, Kansas City, MO 64111, 816-753-7000. Member FINRA/SIPC.